M&TBank Manufacturers and Traders Trust Company

TERM NOTE

Pennsylvania

May 21, 2003

$ 1,900,000.00

BORROWER: BLUE RIDGE REAL ESTATE COMPANY, a Pennsylvania corporation

Address of residence/chief executive office: Route 940 and Moseywood Road, P.O. Box 707, Blakeslee, Pennsylvania 18610-0707.

BANK: MANUFACTURERS AND TRADERS TRUST COMPANY, a New York banking corporation with banking offices at One M&T Plaza, Buffalo, NY 14240. Attention: Office of General Counsel.

Promise to Pay. For value received, intending to be legally bound, Borrower promises to pay to the order of the Bank, on the dates set forth below, the principal sum of ONE MILLION NINE HUNDRED AND OO/XX Dollars ($1,900,000.00) (the "Principal") plus interest as agreed below and all fees and costs (including without limitation attorneys' fees and disbursements whether for internal or outside counsel) the Bank incurs in order to collect any amount due under this Note, to negotiate or document a workout or restructuring, or to preserve its rights or realize upon any guaranty or other security for the payment of this Note ("Expenses").

Interest. The unpaid Principal of this Note shall earn interest calculated on the basis of a 360-day year for the actual number of days of each year (365 or 366) from and including the date the proceeds of this Note were disbursed to, but not including, the date all amounts hereunder are paid in full, at a rate per year which shall on each day be:

____

_________%

  X

equal to the rate in effect on that day as the rate announced by the Bank as its prime rate of interest.

____

percentage points above to the rate in effect on that day as the rate announced by the Bank as its prime rate of interest.

If no rate is specified above, interest shall accrue at the Maximum Legal Rate (defined below).

Maximum Legal Rate. It is the intent of the Bank and Borrower that in no event shall interest be payable at a rate in excess of the maximum rate permitted by applicable law (the "Maximum Legal Rate"). Solely to the extent necessary to prevent interest under this Note from exceeding the Maximum Legal Rate, any amount that would be treated as excessive under a final judicial interpretation of applicable law shall be deemed to have been a mistake and automatically canceled, and, if received by the Bank, shall be refunded to Borrower.

Default Rate. If an Event of Default (defined below) occurs, the interest rate on the unpaid Principal shall immediately be automatically increased to 5 percentage points per year above the otherwise applicable rate per year, and any judgment entered hereon or otherwise in connection with any suit to collect amounts due hereunder shall bear interest at such default rate.

Repayment of Principal and Interest; Late Charge. Payments shall be made in immediately available United States funds at any banking office of the Bank. Interest will continue to accrue until payment is actually received. If payment is not received within five days of its due date, Borrower shall pay a late charge equal to the greatest of (a) $50.00, (b) 5% of the delinquent amount or (c) the Bank's then current late charge as announced from time to time.

The Maturity Date of this Note is July 21, 2003.

  X

Borrower shall pay the entire Principal on the Maturity Date. In addition, until the outstanding Principal is paid in full, payments of all accrued and unpaid interest in amounts which will vary will become due and payable on the 215` day of each:
X  month  _____ quarter   _____ year      commencing on June 21, 2003.

_____

Borrower shall pay the Principal in              consecutive  _____ monthly   ____ quarterly _____ annual installments commencing on , 20        and on the          day of each  ____  month _____ quarter _____ year thereafter consisting of ________ equal installments each in the amount of $ __________ and ONE (1) FINAL INSTALLMENT on the Maturity Date in an amount equal to the outstanding Principal together with all other amounts outstanding hereunder including, without limitation, accrued interest, costs and expenses.  In addition, until the outstanding Principal is paid in full, payments of all accrued and unpaid interest in amounts which will vary will become due and payable on the ______ day of each: _____ month  _____ quarter ____ year commencing on _____________, 20____.

_____

Borrower shall pay Principal and interest in ___ consecutive level ___ monthly ___ quarterly ___ annual installments consisting of both Principal and interest, amortized over a period of____ years, commencing on____________, 20___ and on the ______ day of each  ____ month _____ quarter _____ year thereafter consisting of _____ equal installments of Principal and interest each in the amount of $ _____ and ONE (1) FINAL INSTALLMENT on the Maturity Date in an amount equal to the outstanding Principal together will all other amounts outstanding hereunder including, without limitation, accrued interest, costs and expenses. PLEASE NOTE THAT THE FINAL INSTALLMENT OF PRINCIPAL SHALL BE HIGHER THAN EXPECTED IF (1) A PAYMENT IS RECEIVED AFTER THE DUE DATE OR (2) THE INTEREST RATE UNDER THE NOTE IS A VARIABLE RATE AND THERE IS AN INCREASE IN THE INTEREST RATE DURING THE TERM OF THE NOTE IN THOSE SITUATIONS, MORE INTEREST WILL BE DUE THAN PLANNED AND LESS OF THE INSTALLMENT WILL BE APPLIED TO PRINCIPAL.

Prepayment Premium. During the term of this Note, Borrower shall have the option of paying the Principal to the Bank in advance of the Maturity Date, in whole or in part, at any time and from time to time upon written notice received by the Bank at least three (3) business days prior to making such payment.

In the event the Maturity Date of this Note is accelerated following an Event of Default by Borrower, any tender of payment of the amount necessary to satisfy the entire indebtedness made after such Event of Default shall be expressly deemed a voluntary prepayment. In such a case, to the extent permitted by law, the Bank shall be entitled to the amount necessary to satisfy the entire indebtedness, plus the appropriate prepayment premium calculated in accordance with the preceding paragraph.

Representations, Warranties and Covenants.  Borrower represents and warrants to and agrees and covenants with the Bank that now and until this Note is paid in full:

a.

Business Purpose. The Loan proceeds shall be used only for a business purpose and not for any personal, family or household purpose, unless the following box is checked: _____ Personal Loan.

b.

Good Standing Authority. Borrower is an entity or sole proprietor (i) duly organized and in good standing under the laws of the jurisdiction in which it was formed, (ii) duly qualified, in good standing and authorized to do business in every jurisdiction in which failure to be so qualified might have a material adverse effect on its business or assets and (iii) has the power and authority to own each of its assets and to use them as contemplated now or in the future.

c.

Legality. The execution, issuance, delivery to the Bank and performance by Borrower of this Note (i) are in furtherance of Borrower's purposes and within its power and authority; (ii) do not (A) violate any statute, regulation or other law or any judgment, order or award of any court, agency or other governmental authority or of any arbitrator or (B) violate Borrower's certificate of incorporation or other governing instrument, constitute a default under any agreement binding on Borrower, or result in a lien or encumbrance on any assets of Borrower; and (iii) have been duly authorized by all necessary corporate or partnership action.

d.

Compliance. The Borrower conducts its business and operations and the ownership of its assets in compliance with each applicable statute, regulation and other law, including without limitation environmental laws. All approvals, including without limitation authorizations, permits, consents, franchises, licenses, registrations, filings, declarations, reports and notices (the "Approvals") necessary to the conduct of Borrower's business and for Borrower's due issuance of this Note have been duly obtained and are in full force and effect. The Borrower is in compliance with all conditions of each Approval.

e.

Financial Statements and Other Information. Promptly deliver to the Bank (i) quarterly, within sixty (60) days after the end of each of its fiscal quarters, its 10Q statement and a consolidated financial statement of the Borrower, all Guarantors and each of Borrower's and Guarantors' Subsidiaries as of the end of such quarter, which financial statement shall consider of income and cash flows for such period, for the corresponding period in the previous fiscal year, with a consolidated balance sheet as of the end of such period; the quarterly financial statements to be internally prepared and verified in writing by the chief executive officer of the Borrower, all guarantors and each of Borrower's and Guarantors' Subsidiaries; and in such detail as the Bank may request; (ii) within one hundred twenty (120) days after the end of each fiscal year, consolidated statements of the Borrower's, each Guarantors' and each of Borrower's and Guarantors' Subsidiaries' income and cash flows and its consolidated balance sheet as of the end of such fiscal year, setting forth comparative figures for the preceding fiscal year and to be (check applicable box, if no box is checked the financial statements shall be audited):

 x  audited

___ reviewed

___ compiled

by an independent certified public accountant acceptable to the Bank; all such statements shall be certified by the Borrower's and each Guarantors' and each Subsidiary of Borrower and each Guarantors' chief financial officer to be correct and in accordance with the Borrower's and each Guarantors' and each Subsidiary of Borrower and each Guarantors' records and to present fairly the results of the Borrower's and each Guarantors' and each Subsidiary of Borrower and each Guarantors' operations and cash flows and its financial position at year end; and (iii) with each statement of income, a certificate executed by the Borrower's and each Guarantors' and each Subsidiary of Borrower and each Guarantors' chief executive and chief financial officers or other such person responsible for the financial management of the Borrower and each Guarantors' and each Subsidiary of Borrower and each Guarantors (A) setting forth the computations required to establish the Borrower's and each Guarantors' and each Subsidiary of Borrower and each Guarantors' compliance with each financial covenant, if any, during the statement period, (B) stating that the signers of the certificate have reviewed this Agreement and the operations and condition (financial or other) of the Borrower and each Guarantors' and each Subsidiary of Borrower and each Guarantors during the relevant period and (C) stating that no Event of Default occurred during the period, or if an Event of Default did occur, describing its nature, the date(s) of its occurrence or period of existence and what action the Borrower and each Guarantors' and each Subsidiary of Borrower and each Guarantors has taken with respect thereto. The Borrower and each Guarantors' and each Subsidiary of Borrower and each Guarantors shall also promptly provide the Bank with copies of all annual reports, proxy statements and similar information distributed to shareholders, partners or members, and copies of all filings with the Securities and Exchange Commission and the Pension Benefit Guaranty Corporation, and shall provide, in form satisfactory to the Bank, such additional information, reports or other information as the Bank may from time to time reasonably request regarding the financial and business affairs of the Borrower and each Guarantors' and each Subsidiary of Borrower and each Guarantors. If the Borrower is an individual, the Borrower shall provide annually a personal financial statement in form and detail acceptable to the Bank and such other financial information as the Bank may from time to time reasonably request.

f.

Accounting; Tax Returns and Payment of Claims. Borrower will maintain a system of accounting and reserves in accordance with generally accepted accounting principles, has filed and will file each tax return required of it and, except as disclosed in an attached schedule, has paid and will pay when due each tax, assessment, fee, charge, fine and penalty imposed by any taxing authority upon Borrower or any of its assets, income or franchises, as well as all amounts owed to mechanics, materialmen, landlords, suppliers and the like in the ordinary course of business.

g.

Title to Assets; Insurance. Borrower has good and marketable title to each of its assets free of security interests and mortgages and other liens except as disclosed in its financial statements or on a schedule attached to this Note or pursuant to the Bank's prior written consent. Borrower will maintain its property in good repair and will maintain and on request provide the Bank with evidence of insurance coverage satisfactory to the Bank including without limitation fire and hazard, liability, worker's compensation and business interruption insurance and flood hazard insurance as required.

h.

Judgments and Litigation. There is no pending or threatened claim, audit, investigation, action or other legal proceeding or judgment, order or award of any court, agency or other governmental authority or arbitrator (each an "Action") which involves Borrower or its assets and might have a material adverse effect upon Borrower or threaten the validity of this Note or any related document or transaction. Borrower will immediately notify the Bank in writing upon acquiring knowledge of any such Action.

i.

Notice of Change of Address and of Default. Borrower will immediately notify the Bank in writing (i) of any change in its address or of the location of any collateral securing this Note, (ii) of the occurrence of any Event of Default defined below, (iii) of any material change in Borrower's ownership or management and (iv) of any material adverse change in Borrower's ability to repay this Note.

j.

No Transfer of Assets. Until this Note is paid in full, Borrower shall not without the prior written consent of the Bank (i) sell or otherwise dispose of substantially all of its assets, (ii) acquire substantially all of the assets of another entity, (iii) if it is a corporation, participate in any merger, consolidation or other absorption or (iv) agree to do any of these things.

Events of Default; Acceleration. The following constitute an event of default ("Event of Default"): (i) failure by Borrower to make any payment when due (whether at the stated maturity, by acceleration or otherwise) of the amounts due under this Note, or any part thereof, or there occurs any event or condition which after notice, lapse of time or both will permit such acceleration; (ii) Borrower defaults in the performance of any covenant or other provision with respect to this Note or any other agreement between Borrower and the Bank or any of its affiliates or subsidiaries (collectively, "Affiliates"); (iii) Borrower fails to pay when due (whether at the stated maturity, by acceleration or otherwise) any indebtedness for money owing to the Bank (other than under this Note), any third party or any Affiliate, the occurrence of any event which could result in acceleration of payment of any such indebtedness or the failure to perform any agreement with any third party; (iv) the reorganization, merger, consolidation or dissolution of Borrower (or the making of any agreement therefor); the sate, assignment, transferor delivery of all or substantially all of the assets of Borrower to a third party; or the cessation by Borrower as a going business concern; (v) the death or judicial declaration of incompetency of Borrower, if an individual; (vi) failure to pay, withhold or collect any tax as required by law; the service or filing against Borrower or any of its assets of any lien (other than a lien permitted in writing by the Bank), judgment, garnishment, order or award, other than a judgment, order or award for which Borrower is fully insured, if ten (10) days thereafter such judgment, order or award is not satisfied, vacated, bonded or stayed pending appeal; (vii) if Borrower becomes insolvent (however such insolvency is evidenced) or is generally not paying its debts as such debts become due; (viii) the making of any general assignment by Borrower for the benefit of creditors; the appointment of a receiver or similar trustee for Borrower or its assets; or the making any, or sending notice of any intended, buyout or sale; (ix) Borrower commences, or has commenced against it, any proceeding or request for relief under any bankruptcy, insolvency or similar laws now or hereafter in effect in the United States of America or any state or territory thereof or any foreign jurisdiction or any formal or informal proceeding for the dissolution or liquidation of, settlement of claims against or winding up of affairs of Borrower; (x) any representation or warranty made in this Note, any related document, any agreement between Borrower and the Bank or any Affiliate or in any financial statement of Borrower proves to have been ' misleading in any material respect when made; Borrower omits to state a material fact necessary to make the statements made in this Note, any related document, any agreement between Borrower and the Bank or any Affiliate or any financial statement of Borrower not misleading in light of the circumstances in which they were made; or, if upon the date of execution of this Note, there shall have been any materially adverse change in any of the facts disclosed in any financial statement, representation or warranty that was not disclosed in writing to the Bank at or prior to the time of execution hereof; (xi) any pension plan of Borrower fails to comply with applicable law or has vested unfunded liabilities that, in the opinion of the Bank, might have a material adverse effect on Borrower's ability to repay its debts; (xii) the occurrence of any event described in sub-paragraph (i) through and including (xi) hereof with respect to any endorser, guarantor or any other party liable for, or whose assets or any interest therein secures, payment of any of the amounts due under this Note ("Guarantor"); (xiii) there occurs any change in the management or ownership of Borrower or any Guarantor which is, in the opinion of the Bank, materially adverse to its interest and which remains uncorrected for thirty days after the Bank notifies Borrower of its opinion; (xiv) Borrower fails to supply new or additional collateral within ten days of request by the Bank; or (xv) the Bank in good faith deems itself insecure with respect to payment or performance of under this Note. All amounts hereunder shall become immediately due and payable upon the occurrence of (ix) above, or at the Bank's option, upon the occurrence of any other Event of Default.

Right of Setoff. The Bank shall have the right to set off against the amounts owing under this Note any property held in a deposit or other account with the Bank or any Affiliates or otherwise owing by the Bank or any Affiliate in any capacity to Borrower or any Guarantor or endorser of this Note. Such setoff shall be deemed to have been exercised immediately at the time the Bank or such Affiliate elect to do so.

Miscellaneous. This Note, together with any related loan and security agreements and guaranties, contains the entire agreement between the Bank and Borrower with respect to the Note, and supersedes every course of dealing, other conduct, oral agreement and representation previously made by the Bank. All rights and remedies of the Bank under applicable law and this Note or amendment of any provision of this Note are cumulative and not exclusive. No single, partial or delayed exercise by the Bank of any right or remedy shall preclude the subsequent exercise by the Bank at any time of any right or remedy of the Bank without notice. No waiver or amendment of any provision of this Note shall be effective unless made specifically in writing by the Bank. No course of dealing or other conduct, no oral agreement or representation made by the Bank, and no usage of trade, shall operate as a waiver of any right or remedy of the Bank. No waiver of any right or remedy of the Bank shall be effective unless made specifically in writing by the Bank. Borrower agrees that in any legal proceeding, a copy of this Note kept in the Bank's course of business may be admitted into evidence as an original. This Note is a binding obligation enforceable against Borrower and its successors and assigns and shall inure to the benefit of the Bank and its successors and assigns. If a court deems any provision of this Note invalid, the remainder of the Note shall remain in effect. Section headings are for convenience only. Singular number includes plural and neuter gender includes masculine and feminine as appropriate.

Notices.

Any demand or notice hereunder or under any applicable law pertaining hereto shall be in writing and duly given if delivered to Borrower (at its address on the Bank's records) or to the Bank (at the address on page one and separately to the Bank officer responsible for Borrower's relationship with the Bank). Such notice or demand shall be deemed sufficiently given for all purposes when delivered (i) by personal delivery and shall be deemed effective when delivered, or (ii) by mail or courier and shall be deemed effective three (3) business days after deposit in an official depository maintained by the United States Post Office for the collection of mail or one (1) business day after delivery to a nationally recognized overnight courier service (e.g., Federal Express). Notice by e-mail is not valid notice under this or any other agreement between Borrower and the Bank.

Joint and Several. If there is more than one Borrower, each of them shall be jointly and severally liable for all amounts and obligations which become due under this Note and the term "Borrower" shall include each as well as all of them.

Governing Law; Jurisdiction. This Note has been delivered to and accepted by the Bank and will be deemed to be made in the Commonwealth of Pennsylvania. Except as otherwise provided under federal law, this Note will be interpreted in accordance with the laws of the Commonwealth of Pennsylvania excluding its conflict of laws rules. BORROWER HEREBY IRREVOCABLY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT IN THE COMMONWEALTH OF PENNSYLVANIA IN A COUNTY OR JUDICIAL DISTRICT WHERE THE BANK MAINTAINS A BRANCH AND CONSENTS THAT THE BANK MAY EFFECT ANY SERVICE OF PROCESS IN THE MANNER AND AT BORROWER'S ADDRESS SET FORTH ABOVE FOR PROVIDING NOTICE OR DEMAND; PROVIDED THAT NOTHING CONTAINED IN THIS NOTE WILL PREVENT THE BANK FROM BRINGING ANY ACTION, ENFORCING ANY AWARD OR JUDGMENT OR EXERCISING ANY RIGHTS AGAINST BORROWER INDIVIDUALLY, AGAINST ANY SECURITY OR AGAINST ANY PROPERTY OF BORROWER WITHIN ANY OTHER COUNTY, STATE OR OTHER FOREIGN OR DOMESTIC JURISDICTION. Borrower acknowledges and agrees that the venue provided above is the most convenient forum for both the Bank and Borrower. Borrower waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Note.

Waiver of Jury Trial. BORROWER AND THE BANK HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY BORROWER AND THE BANK MAY HAVE 1N ANY ACTION OR PROCEEDING, IN LAW OR IN EQUITY, IN CONNECTION WITH THIS NOTE OR THE TRANSACTIONS RELATED HERETO. BORROWER REPRESENTS AND WARRANTS THAT NO REPRESENTATIVE OR AGENT OF THE BANK HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE BANK WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS JURY TRIAL WAIVER. BORROWER ACKNOWLEDGES THAT THE BANK HAS BEEN INDUCED TO ENTER INTO THIS NOTE BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS SECTION.

Power to Confess Judgment. BORROWER HEREBY EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD, AFTER THE OCCURRENCE OF ANY EVENT OF DEFAULT HEREUNDER, TO APPEAR FOR BORROWER AND, WITH OR WITHOUT COMPLAINT FILED, CONFESS JUDGMENT, OR A SERIES OF JUDGMENTS, AGAINST BORROWER IN FAVOR OF THE BANK OR ANY HOLDER HEREOF FOR THE ENTIRE PRINCIPAL BALANCE OF THIS NOTE, ALL ACCRUED INTEREST AND ALL OTHER AMOUNTS DUE HEREUNDER, TOGETHER WITH COSTS OF SUIT AND AN ATTORNEY'S COMMISSION OF THE GREATER OF TEN PERCENT (10%) OF SUCH PRINCIPAL AND INTEREST OR $1,000 ADDED AS A REASONABLE ATTORNEY'S FEE, AND FOR DOING SO THIS NOTE OR A COPY VERIFIED BY AFFIDAVIT SHALL BE A SUFFICIENT WARRANT. BORROWER HEREBY FOREVER WAIVES AND RELEASES ALL ERRORS IN SAID PROCEEDINGS AND ALL RIGHTS OF APPEAL AND ALL RELIEF FROM ANY AND ALL APPRAISEMENT, STAY OR EXEMPTION LAWS OF ANY STATE NOW IN FORCE OR HEREAFTER ENACTED. INTEREST ON ANY SUCH JUDGMENT SHALL ACCRUE AT THE DEFAULT RATE.  NO SINGLE EXERCISE OF THE FOREGOING POWER TO CONFESS JUDGMENT, OR A SERIES OF JUDGMENTS, SHALL BE DEEMED TO EXHAUST THE POWER, WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE INVALID, VOIDABLE, OR VOID, BUT THE POWER SHALL CONTINUE UNDIMINISHED AND IT MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS THE BANK SHALL ELECT UNTIL SUCH TIME AS THE BANK SHALL HAVE RECEIVED PAYMENT IN FULL OF THE DEBT, INTEREST AND COSTS.

___

Replacement Note. This Note is given in replacement of and in substitution for, but not in payment of, a note dated __________________, 19____/ 20____ in the original principal amount of $_____issued by Borrower (or ) to the Bank (or its predecessor in interest), as the same may have been amended from time to time.

Preauthorized Transfers from Deposit Account. If a deposit account number is provided in the following blank Borrower hereby authorizes .the Bank to debit Borrower's deposit account #_________ with the Bank automatically for any amount which becomes due under this Note.

Acknowledgment. Borrower acknowledges that it has read and understands all the provisions of this Note, including the Confession of Judgment, Governing Law, Jurisdiction and Waiver of Jury Trial, and has been advised by counsel as necessary or appropriate.

TIN # 24-0854342

BLUE RIDGE REAL ESTATE COMPANY

By: /s/ Eldon D. Dietterick

Eldon D. Dietterick, Executive Vice President & Treasurer

Witness: /s/ Christine A. Liebold, Secretary

ACKNOWLEDGMENT

COMMONWEALTH OF PENNSYLVANIA   )

COUNTY OF CARBON                                ) SS.

On the 21st day of May, in the year 2003, before me, the undersigned, a Notary Public in and for said Commonwealth, personally appeared Eldon D. Dietterick , personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument

/s/ Eric D. Hanna

Notary Public

Notarial Seal

Eric D Hanna, Notary Public

Tobyhanna Twp., Monroe County

My Commission Expires Jan 31, 2005

Pennsylvania Association of Notaries

FOR BANK USE ONLY

Authorization Confirmed:

Disbursement of Funds:

-

Credit A/C #_____________   Off Ck #________________   Payoff Obligation # __________________

                  $_____________              $________________                                $ __________________

Manufacturers and Traders Trust Company

15 South Franklin Street, Wilkes-Barre, PA 18711

Commercial Banking Division

MODIFICATION AGREEMENT

THIS MODIFICATION AGREEMENT (this "Agreement") is made this 21st day of July, 2003, by and between Blue Ridge Real Estate Company ("Borrower") and Manufacturers and Traders Trust Company ("Bank").

WITNESSETH:

WHEREAS, the Borrower is indebted to the Bank on a certain loan (the "Loan") as evidenced by a certain term note dated May 21, 2003, in the original principal amount of One Million Nine Hundred Thousand Dollars ($1,900,000.00) (the "Note"), executed and delivered by the Borrower to the Bank, pursuant to a certain credit agreement dated May 21, 2003 (the "Credit Agreement"); and

WHEREAS, the Note is guaranteed by BBC Holdings, Inc., BRRE Holdings, Inc., Big Boulder Corporation, Northeast Land Co., Lake Mountain Company, and Jack Frost Mountain Company (collectively the "Guarantors") pursuant to Continuing Guaranty Agreements dated each dated May 21, 2003, executed and delivered by the Guarantors to the Bank (the "Guaranty Agreements"); and

WHEREAS, the Note, the Guaranty Agreements, the Credit Agreement, and other agreements, instruments, certificates and documents executed and delivered in connection with the Loan, are collectively the "Loan Documents"); and

WHEREAS, the Borrower and Guarantors have requested and the Bank has consented to amend the terms of the Loan Documents.

NOW, THEREFORE, for and in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.

The Loan Documents are amended by extending the Maturity Date (as defined in the Note) from July 21, 2003 to October 31, 2003. In consideration of this extension, the Borrower agrees to pay to the Bank an extension fee of $1,000. Interest shall continue to be due and payable on the 215" day of each month, with all principal, accrued interest and other costs due and owing under the Note be payable in full on October 31, 2003.

2.

Any and all references to any Loan Document shall be deemed to refer to the Loan Documents as amended by this Agreement. This Agreement is deemed incorporated into the Loan Documents. Any initially capitalized terms used in this Agreement without definition shall have the meanings assigned to those terms in the Loan Documents. To the extent that any term or provision of this Agreement is or may be inconsistent with any term or provision in the Loan Documents, the terms and provisions of this Agreement shall control.

3.

The Borrower and each of the Guarantors hereby jointly and severally certify that: (a) all of its respective representations and warranties in the Loan Documents are: (i) true and correct as of the date of this Agreement, (ii) ratified and confirmed without condition as if made anew, and (iii) incorporated into this Agreement by reference; (b) no Event of Default or event which, with the passage of time or the giving of notice or both, would constitute an Event of Default, exists under the Loan Documents which will not be cured by the execution and effectiveness of this Agreement, (c) no consent, approval, order or authorization of, or registration or filing with, any third party is required in connection with the execution, delivery and carrying out of this Agreement; and (d) this Agreement has been duly authorized, executed and delivered so that it constitutes the legal, valid and binding obligation of the Borrower and each of the Guarantors, enforceable in accordance with its terms.

4.

The Borrower and each of the Guarantors hereby confirm that the Loan Documents, as modified by this Agreement, shall continue in full force and effect, and shall cover and secure all of the Borrower's and each of the Guarantors' Obligations to the Bank.

5.

This Agreement will be binding upon and inure to the benefit of the Borrower and the Bank and their respective heirs, executors, administrators, successors and assigns.

6.

Except as amended hereby, the terms and provisions of the Loan Documents shall remain in full force and effect. Except as expressly provided herein, this Agreement shall not constitute an amendment, waiver, consent or release with respect to any provision of any Loan Document, a waiver of any default or Event of Default under any Loan Document, or a waiver or release of any of the Bank's rights and remedies (all of which are hereby reserved).

7.

The Borrower and each of the Guarantors hereby ratify and confirm the confession of judgment and waiver of jury trial provisions contained in the Loan Documents.

WITNESS the due execution of this Agreement as a document under seal as of the date first written above.

MANUFACTURERS AND TRADERS TRUST COMPANY

By: /s/Sandra Chickeletti

Sandra Chickeletti, Vice President

TIN # 24-0854342

TIN # 51-0294425

BLUE RIDGE REAL ESTATE COMPANY

BBC HOLDINGS, INC.

By: /s/ Eldon D. Dietterick

By: /s/ Eldon D. Dietterick

Eldon D. Dietterick, Executive Vice President

Eldon D. Dietterick, President

& Treasurer

& Treasurer

TIN # 51-0294426

TIN # 24-0822326

BRRE HOLDINGS, INC.

BIG BOULDER CORPORATION

By: /s/ Eldon D. Dietterick

By: /s/ Eldon D. Dietterick

Eldon D. Dietterick;

Eldon D. Dietterick, Executive Vice

President & Treasurer

President & Treasurer

TIN #23-1682251

TIN # 23-2243205

NORTHEAST LAND CO.

LAKE MOUNTAIN COMPANY

By: /s/ Eldon D. Dietterick

By: /s/ Eldon D. Dietterick

Eldon D. Dietterick, Executive Vice President

Eldon D. Dietterick, Executive Vice President

& Treasurer

& Treasurer

TIN # 23-1670482

JACK FROST MOUNTAIN COMPANY

By: /s/ Eldon D. Dietterick

Eldon D. Dietterick, Executive Vice President

& Treasurer

M&T Bank

SECOND MODIFICATION AGREEMENT

THIS SECOND MODIFICATION AGREEMENT (this "Agreement") is made this 23rd day of October, 2003, by and among Blue Ridge Real Estate Company ("Borrower"), BBC Holdings, Inc., BRRE Holdings, Inc., Big Boulder Corporation, Northeast Land Co., Lake Mountain Company and Jack Frost Mountain Company (collectively the "Guarantors") and Manufacturers and Traders Trust Company ("Bank").

WITNESSETH:

WHEREAS, the Borrower is indebted to the Bank on a certain loan (the "Loan") as evidenced by a certain term note dated May 21, 2003, in the original principal amount of One Million Nine Hundred Thousand Dollars ($1,900,000.00) (the "Note"), executed and delivered by the Borrower to the Bank, pursuant to a certain credit agreement dated May 21, 2003, as amended and extended (the "Credit Agreement"); and

WHEREAS, the Note is guaranteed by the Guarantors pursuant to the Continuing Guaranty Agreements dated each dated May 21, 2003, executed and delivered by the Guarantors to the Bank (the "Guaranty Agreements"); and

WHEREAS, the Note, the Guaranty Agreements, the Credit Agreement, and other agreements, instruments, certificates and documents executed and delivered in connection with the Loan, are collectively the "Loan Documents"); and

WHEREAS, the Borrower and Guarantors previously requested and the Bank agreed to extend the Maturity Date (as defined in the Note), which extension was evidenced by a modification agreement dated July 21, 2003 ("First Modification"); and

WHEREAS, the Borrower and Guarantors have again requested and the Bank has again consented to amendment terms of the loan documents.

NOW, THEREFORE, for and in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.

The Loan Documents are amended by extending the Maturity Date (as defined in the Note) from October 3 I, 2003 to January 31, 2004. All further references to the Maturity Date in the Note and/or any of the other Loan Documents shall mean January 31, 2004.

2.

In consideration of this extension, the Borrower agrees to pay to the Bank an extension fee of $1,000.

3.

Interest shall continue to be due and payable on the 21" day of each month, with all principal, accrued interest and other costs due and owing under the Note payable in full on January 31, 2004.

4.

Any and all references to any Loan Document shall be deemed to refer to the Loan Documents as amended by this Agreement. This Agreement is deemed incorporated into the Loan Documents. Any initially capitalized terms used in this Agreement without definition shall have the meanings assigned to those terms in the Loan Documents. To the extent that any term or provision of this Agreement is or may be inconsistent with any term or provision in the Loan Documents, the terms and provisions of this Agreement shall control.

5.

The Borrower and each of the Guarantors hereby jointly and severally certify that: (a) all of its respective representations and warranties in the Loan Documents are: (i) true and correct as of the date of this Agreement, (ii) ratified and confirmed without condition as if made anew, and (iii) incorporated into this Agreement by reference; (b) no Event of Default or event which, with the passage of time or the giving of notice or both, would constitute an Event of Default, exists under the Loan Documents which will not be cured by the execution and effectiveness of this Agreement, (c) no consent, approval, order or authorization of, or registration or filing with, any third party is required in connection with the execution, delivery and carrying out of this Agreement; and (d) this Agreement has been duly authorized, executed and delivered so that it constitutes the legal, valid and binding obligation of the Borrower and each of the Guarantors, enforceable in accordance with its terms.

6.

The Borrower and each of the Guarantors hereby confirm that the Loan Documents, as modified by this Agreement, shall continue in full force and effect, and shall cover and secure all of the Borrower's and each of the Guarantors' Obligations to the Bank.

7.

This Agreement will be binding upon and inure to the benefit of the Borrower and the Bank and their respective heirs, executors, administrators, successors and assigns.

8.

Except as amended hereby, the terms and provisions of the Loan Documents shall remain in full force and effect. Except as expressly provided herein, this Agreement shall not constitute an amendment, waiver, consent or release with respect to any provision of any Loan Document, a waiver of any default or Event of Default under any Loan Document, or a waiver or release of any of the Bank's rights and remedies (all of which are hereby reserved).

9.

The Borrower and each of the Guarantors hereby ratify and confirm the confession of judgment and waiver of jury trial provisions contained in the Loan Documents.

WITNESS the due execution of this Agreement as a document under seal as of the date first written above.

TIN # 24-0854342

TIN # 51-0294425

BLUE RIDGE REAL ESTATE COMPANY

BBC HOLDINGS, INC.

By: /s/ Eldon D. Dietterick

By: /s/ Eldon D. Dietterick

Eldon D. Dietterick, Executive Vice President

Eldon D. Dietterick, President

& Treasurer

& Treasurer

TIN # 51-0294426

TIN # 24-0822326

BRRE HOLDINGS, INC.

BIG BOULDER CORPORATION

By: /s/ Eldon D. Dietterick

By: /s/ Eldon D. Dietterick

Eldon D. Dietterick

Eldon D. Dietterick, Executive Vice President

President & Treasurer

& Treasurer

TIN #23-1682251

TIN # 23-2243205

NORTHEAST LAND CO.

LAKE MOUNTAIN COMPANY

By: /s/ Eldon D. Dietterick

By: /s/ Eldon D. Dietterick

Eldon D. Dietterick, Executive Vice President

Eldon D. Dietterick, Executive Vice President

& Treasurer

& Treasurer

TIN # 23-1670482

JACK FROST MOUNTAIN COMPANY

By: /s/ Eldon D. Dietterick

Eldon D. Dietterick, Executive Vice President

& Treasurer

ACCEPTED AND AGREED TO BY

MANUFACTURERS AND TRADERS TRUST COMPANY

By: /s/Sandra Chickeletti

Sandra Chickeletti, Vice President

M&T Bank

Manufacturers and Traders Trust Company, 15 South Franklin Street, Wilkes-Barre, PA 18711 Commercial Banking Division

THIRD MODIFICATION AGREEMENT

This Third Modification Agreement (this "Agreement") is made this 20th day of January, 2004, by and among Blue Ridge Real Estate Company ("Borrower"), BBC Holdings, Inc., BRRE Holdings, Inc., Big Boulder Corporation, Northeast Land Co., Lake Mountain Company and Jack Frost Mountain Company (collectively the "Guarantors") and Manufacturers and Traders Trust Company ("Bank").

WITNESSETH:

WHEREAS, the Borrower is indebted to the Bank on a certain loan (the "Loan") as evidenced by a certain term note dated May 21, 2003, in the original principal amount of One Million Nine Hundred Thousand Dollars ($1,900,000.00) (the "Note"), executed and delivered by the Borrower to the Bank, pursuant to a certain credit agreement dated May 21, 2003, as amended and extended from time to time (the "Credit Agreement"); and

WHEREAS, the Note is guaranteed by the Guarantors pursuant to the Continuing Guaranty Agreements dated each dated May 21, 2003, executed and delivered by the Guarantors to the Bank (the "Guaranty Agreements"); and

WHEREAS, the Borrower and Guarantors previously requested and the Bank agreed to extend the Maturity Date (as defined in the Note), which extension was evidenced by modification agreements dated July 21, 2003 and October 23, 2003 (the "Prior Modifications"); and

WHEREAS, the Note, the Guaranty Agreements, the Credit Agreement, the Prior Modifications and other agreements, instruments, certificates and documents executed and delivered in connection with the Loan, are collectively the "Loan Documents"; and

WHEREAS, the Borrower and Guarantors have again requested and the Bank has again consented to amendment terms of the loan documents.

NOW, THEREFORE, for and in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.

The Loan Documents are amended by extending the Maturity Date (as defined in the Note) from January 31, 2004 to April 30, 2004. All further references to the Maturity Date in the Note and/or any of the other Loan Documents shall mean April 30, 2004.

2.

In consideration of this extension, the Borrower agrees to pay to the Bank an extension fee of $3,000.00, together with the legal fees incurred in the documentation of this Agreement.

3.

Interest shall continue to be due and payable on the 21st day of each month, with all principal, accrued, interest and other costs due and owing under the Note payable in full on April 30, 2004.

4.

Any and all references to any Loan Document shall be deemed to refer to the Loan Documents as amended by this Agreement. This Agreement is deemed incorporated into the Loan Documents. Any initially capitalized terms used in this Agreement without definition shall have the meanings assigned to those terms in the Loan Documents. To the extent that any term or provision, of this Agreement is or may be inconsistent with any term or provision in the Loan Documents, the terms and provisions of this Agreement shall control.

5.

The Borrower and each of the Guarantors hereby jointly and severally certify that: (a) all of its respective representations and warranties in the Loan Documents are: (i) true and correct as of the date of this Agreement, (ii) ratified and con ,finned without condition as if made anew, and (iii) incorporated into this Agreement by reference; (b) no Event of Default or event which, with the passage of time or the giving of notice or both, would constitute an Event of Default, exists under the Loan Documents which will 'not be cured by the execution and effectiveness of this Agreement, (c) no consent, approval, order or authorization of, or registration or filing with, any third party is required in connection with the execution, delivery and carrying out of this Agreement; and (d) this Agreement has been duly authorized, executed and delivered so that it constitutes the legal, valid and binding obligation of the Borrower and each of the Guarantors, enforceable in accordance with its terms.

6.

The Borrower and each of the Guarantors hereby confirm that the Loan Documents, as modified by this Agreement, shall continue in full force and effect, and shall cover and secure all of the Borrower's and each of the Guarantors' Obligations to the Bank.

7.

This Agreement will be binding upon and inure to the benefit of the Borrower, Guarantors and the Bank and their respective heirs, executors, administrators, successors and assigns.

8.

Except as amended hereby, the terms and provisions of the Loan Documents shall remain in full force and effect. Except as expressly provided herein, this Agreement shall not constitute an amendment, waiver, consent or release with respect to any provision of any Loan Document, a waiver of any default or Event of Default under any Loan Document, or a waiver or release of any of the Bank's rights and remedies (all of which are hereby reserved).

9.

The Borrower and each of the Guarantors hereby ratify and confirm the confession of judgment and waiver of jury trial provisions contained in the Loan Documents.

WITNESS the due execution of this Agreement as a document under seal as of the date first written above.

TIN # 24-0854342

TIN # 51-0294425

BLUE RIDGE REAL ESTATE COMPANY

BBC HOLDINGS, INC.

By: /s/ Eldon D. Dietterick

By: /s/ Eldon D. Dietterick

Eldon D. Dietterick, Executive Vice President

Eldon D. Dietterick, President

& Treasurer

& Treasurer

TIN # 51-0294426

TIN # 24-0822326

BRRE HOLDINGS, INC.

BIG BOULDER CORPORATION

By: /s/ Eldon D. Dietterick

By: /s/ Eldon D. Dietterick

Eldon D. Dietterick

Eldon D. Dietterick, Executive Vice President

President & Treasurer

& Treasurer

TIN #23-1682251

TIN # 23-2243205

NORTHEAST LAND CO.

LAKE MOUNTAIN COMPANY

By: /s/ Eldon D. Dietterick

By: /s/ Eldon D. Dietterick

Eldon D. Dietterick, Executive Vice President

Eldon D. Dietterick, Executive Vice President

& Treasurer

& Treasurer

TIN # 23-1670482

JACK FROST MOUNTAIN COMPANY

By: /s/ Eldon D. Dietterick

Eldon D. Dietterick, Executive Vice President

& Treasurer

ACCEPTED AND AGREED TO BY

MANUFACTURERS AND TRADERS TRUST COMPANY

By: /s/Sandra Chickeletti

Sandra Chickeletti, Vice President